UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Stock Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Information

Introduction

As previously announced, on July 4, 2021, Advaxis, Inc., a Delaware corporation (the “Company”), Advaxis Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”) and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).

The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein: (i) Merger Sub will merge with and into Biosight, with Biosight being the surviving entity as a wholly-owned subsidiary of the Company (the “Merger” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), (ii) each share of Biosight issued and outstanding immediately prior to the Merger (excluding certain dormant shares under Israeli law, which will be cancelled, retired and cease to exist) will automatically be deemed to have been transferred to Biosight in exchange for the right to receive 118.2009 shares (the “Exchange Ratio”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company, (iii) any outstanding options or other rights to purchase ordinary or preferred shares of Biosight (the “Biosight Options”) will be assumed by the Company and converted into options to purchase shares of Common Stock of the Company at the Exchange Ratio, at an exercise price obtained by dividing the exercise price per share of the Biosight Option prior to the merger by the Exchange Ratio, (iv) to the extent reasonably necessary to comply with the listing criteria of The Nasdaq Stock Market LLC (“Nasdaq”), the Company will submit for the approval of the Company’s stockholders a proposal to effect a reverse stock split at a ratio to be mutually agreed between the Company and Biosight (the “Reverse Split”), and (v) the Company will file an amendment to its certificate of incorporation to, among other items, (a) increase the number of authorized shares of Common Stock, if necessary to effect the Merger, (b) change the name of the Company to Biosight, Inc. or some other name to be determined by Biosight, and (c) effect the Reverse Split, if necessary.

The Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which was declared effective by the SEC on October 20, 2021, that includes a document that serves as a prospectus of the Company and a proxy statement of the Company (the “proxy statement/prospectus/information statement”) in connection with the Merger, which was mailed to the stockholders of the Company beginning on or about October 21, 2021.

The Company is making this filing to supplement the proxy statement/prospectus/information statement. Nothing in any public filing, including this Current Report on Form 8-K (this “Current Report”), is or shall be deemed to be an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any other public filing relating to the matters referenced herein.

Litigation Related to the Mergers

On November 15, 2021, a purported Advaxis stockholder filed a lawsuit against Advaxis and the Board alleging that the preliminary proxy statement filed by Advaxis in connection with the Merger contained alleged material misstatements and/or omissions in violation of federal law. The lawsuit is captioned Atachbarian v. Advaxis, Inc., et al., No. 3:21-cv-20006-ZNQ-DEA and is pending in the United States District Court for the District of New Jersey.

Supplemental Disclosures

The Company and Biosight have agreed to make the following supplemental disclosures to the proxy statement/prospectus/information statement. The following information should be read in conjunction with the proxy statement/prospectus/information statement, which should be read carefully and in its entirety. All page references in the information below are to pages in the proxy statement/prospectus/information statement, and capitalized terms used in this Current Report shall have the meanings set forth in the proxy statement/prospectus/information statement, unless otherwise defined herein.

(1)	Supplement to “THE MERGER”

The following disclosure supplements and modifies the disclosure as indicated below in the referenced paragraph under the heading “Background of the Merger” on page 80 of the proxy statement/prospectus/information statement.

In the seventh paragraph on page 80 of the proxy statement/prospectus/information statement the second sentence “Additionally, a financial analysis presentation, including the anticipated impact of the various transaction alternatives, was requested at the board’s next meeting to be held on November 25, 2020” is amended to add at the end of the sentence “(the requested financial analysis was not prepared and November 25, 2020 board meeting did not occur).”

Forward-Looking Statements

Certain of the statements made in this Form 8-K are forward looking for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those relating to the Merger and the completion thereof. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; the failure of either party to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals; uncertainties as to the timing of the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the Company’s history of net operating losses and uncertainty regarding its ability to achieve profitability; the Company’s ability to develop and commercialize product candidates; the Company’s ability to use and expand technology platforms to build a pipeline of product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources; the Company’s reliance on third parties; the Company’s ability to obtain and adequately protect intellectual property rights for product candidates; and the effects of COVID-19 on clinical programs and business operations. The Company’s discusses many of these risks in greater detail under the heading “Risk Factors” contained in quarterly report on Form 10-Q for the quarter ended July 31, 2021, filed with the SEC on September 10, 2021, the registration statement on Form S-4 filed by the Company, the proxy statement of the Company with respect to the vote of its stockholders to approve the transactions, and its other filings with the SEC. Any forward-looking statements in this Form 8-K speak only as of the date of this Form 8-K. However, while the Company and Biosight may elect to update these forward-looking statements at some point in the future, the Company and Biosight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Biosight’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective on October 20, 2021, that includes a document that serves as a prospectus of the Company and a proxy statement of the Company (the “proxy statement/prospectus/information statement”), and the Company has filed and may hereafter file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR ARE HEREAFTER FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus/information statement and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.advaxis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by contacting the Company’s external Investor Relations firm, LifeSci Advisors, LLC, at tim@lifesciadvisors.com.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of the Company is available in the Company’s Form 10-K/A filed with the SEC on February 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the proxy statement/prospectus/information statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer, Interim Chief Financial Officer